Fair Value Measurements - Assets And Liabilities Held for Sale (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 29, 2012	Jun. 30, 2012
ASSETS
Other current assets	$ 94,503
GEN-PROBE INCORPORATED [Member]
ASSETS
Cash		338
Receivables and inventory	15,680	1,281
Other current assets	3,083	228
Property, plant and equipment, net	13,259	960
Purchased intangibles, net		634
Other assets		33
Total assets held for sale		3,474
Liabilities
Other accrued expenses		964
Net assets held for sale		$ 2,510